ADVISORS DISCIPLINED TRUST 1818

                          SUPPLEMENT TO THE PROSPECTUS

     Notwithstanding anything to the contrary in the prospectus, the JPMorgan Chase & Company, Series O shares will be redeemed by the issuer and will no longer be included in the portfolio as of December 1, 2017. The proceeds will be used by the trust to pay organization costs and the creation & development fee.

     Supplement Dated:  November 3, 2017















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